EXHIBIT 10.R


                               AMENDMENT NO. 17 TO
                           LOAN AND SECURITY AGREEMENT



     AMENDMENT NO. 17, dated as of March 13, 1998 (this "AMENDMENT") to that certain Loan and Security Agreement dated as of March 5, 1993, as amended by Amendment Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15 and 16
(collectively,  the "LOAN  AGREEMENT")  among THE PENN  TRAFFIC  COMPANY  ("Penn
Traffic"), DAIRY DELL, BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS"), the Lenders listed therein (collectively, the "LENDERS") and FLEET BANK, N.A. (as successor to NatWest USA Credit Corp.), as Agent for the Lenders (in such capacity, the "AGENT"), is made by, between and among the Borrowers, the Agent, and the Lenders. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

     WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to, among other things, (i) modify the existing Interest Coverage ratio set forth in Section 10.18 of the Loan Agreement; (ii) modify the Consolidated Adjusted Net Worth covenant set forth in Section 10.19 of the Loan Agreement; and (iii) modify the Consolidated EBDAIT covenant set forth in
Section 10.20 of the Loan Agreement.

     WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

     WHEREAS, the Borrowers have agreed to pay an amendment fee in the aggregate amount of $375,000.00 to the Agent on behalf of, and for the benefit of, those Lenders only which have executed this Agreement (the "AMENDMENT FEE").

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the effective date hereof as follows:

     (i) Section 10.18 of the Loan  Agreement  shall be amended by deleting such
Section 10.18 in its entirety, and by substituting, in lieu thereof, the following:


     "10.18 INTEREST COVERAGE. For each Coverage Period, the PT Stores Group will maintain the Interest Coverage Ratio for such Coverage Period set forth in the following table:

--------------------------------------------------------------------------------
Fiscal Quarter                                           Fiscal Year      Ratio
--------------------------------------------------------------------------------
Coverage Period ending with each Fiscal Quarter              1994        1.55:1
--------------------------------------------------------------------------------
Coverage Period ending with each Fiscal Quarter              1995        1.60:1
--------------------------------------------------------------------------------
Coverage Period ending with each Fiscal Quarter              1996        1.65:1
--------------------------------------------------------------------------------
Coverage Period ending with each Fiscal Quarter              1997        1.15:1
--------------------------------------------------------------------------------
Coverage Period ending with each Fiscal Quarter              1998        1.10:1
--------------------------------------------------------------------------------
Coverage Period ending with First Fiscal Quarter             1999        1.00:1
--------------------------------------------------------------------------------
Coverage Period ending with Second Fiscal Quarter            1999        1.00:1
--------------------------------------------------------------------------------
Coverage Period ending with Third Fiscal Quarter             1999        0.95:1
--------------------------------------------------------------------------------
Coverage Period ending with Fourth Fiscal Quarter            1999        1.00:1
--------------------------------------------------------------------------------
Coverage Period ending with First Fiscal Quarter             2000        1.10:1
--------------------------------------------------------------------------------
Coverage Period ending with Second Fiscal Quarter            2000        1.15:1
--------------------------------------------------------------------------------
Coverage Period ending with Third Fiscal Quarter             2000        1.20:1
--------------------------------------------------------------------------------
Coverage Period ending with Fourth Fiscal Quarter            2000        1.25:1"
--------------------------------------------------------------------------------

     (ii) Section 10.19 of the Loan Agreement  shall be amended by deleting such
Section 10.19 in its entirety and by substituting, in lieu thereof, the following:

     "10.19 CONSOLIDATED ADJUSTED NET WORTH. The PT Stores Group will not permit Consolidated Adjusted Net Worth to be less than the following amounts as at the last day of each Fiscal Quarter set forth below:

--------------------------------------------------------------------------------
Fiscal Quarter/Fiscal Year                     Consolidated Adjusted Net Worth
--------------------------------------------------------------------------------
First                 1994                                                  $0
--------------------------------------------------------------------------------
Second                1994                                                  $0
--------------------------------------------------------------------------------
Third                 1994                                                  $0
--------------------------------------------------------------------------------
Fourth                1994                                                  $0
--------------------------------------------------------------------------------
First                 1995                                          $1,250,000
--------------------------------------------------------------------------------
Second                1995                                          $2,500,000
--------------------------------------------------------------------------------
Third                 1995                                          $3,750,000
--------------------------------------------------------------------------------
Fourth                1995                                          $5,000,000
--------------------------------------------------------------------------------
First                 1996                                          $6,250,000
--------------------------------------------------------------------------------
Second                1996                                          $7,500,000
--------------------------------------------------------------------------------
Third                 1996                                          $8,750,000
--------------------------------------------------------------------------------
Fourth                1996                                         $10,000,000
--------------------------------------------------------------------------------
First                 1997                                         $11,250,000
--------------------------------------------------------------------------------
Second                1997                                         $12,500,000
--------------------------------------------------------------------------------
Third                 1997                                          $8,750,000
--------------------------------------------------------------------------------
Fourth                1997                                         $10,000,000
--------------------------------------------------------------------------------
First                 1998                                        ($10,000,000)
--------------------------------------------------------------------------------
Second                1998                                        ($25,000,000)
--------------------------------------------------------------------------------
Third                 1998                                        ($40,000,000)
--------------------------------------------------------------------------------
Fourth                1998                                        ($55,000,000)
--------------------------------------------------------------------------------
First                 1999                                        ($65,000,000)
--------------------------------------------------------------------------------
Second                1999                                        ($85,000,000)
--------------------------------------------------------------------------------
Third                 1999                                       ($110,000,000)
--------------------------------------------------------------------------------
Fourth                1999                                       ($125,000,000)
--------------------------------------------------------------------------------
First                 2000                                       ($145,000,000)
--------------------------------------------------------------------------------
Second                2000                                       ($155,000,000)
--------------------------------------------------------------------------------
Third                 2000                                       ($165,000,000)
--------------------------------------------------------------------------------
Fourth                2000                                       ($170,000,000)"
-------------------------------------------------------------------------------

     (iii) Section 10.20 of the Loan Agreement shall be amended by deleting such
Section 10.20 in its entirety, and by substituting, in lieu thereof, the following:

     "10.20 CONSOLIDATED EBDAIT. The Borrowers will not permit Consolidated EBDAIT at the end of each Fiscal Quarter for the four most recent consecutive Fiscal Quarters of Penn Traffic (or, for such lesser period indicated below) ending on or prior to the date of determination to be less than:


--------------------------------------------------------------------------------
Fiscal Quarter/Fiscal Year                                           Amount
--------------------------------------------------------------------------------
First Fiscal Quarter only               1998                       $35,000,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Two consecutive Fiscal                  1998                       $74,000,000
Quarters ending with Second
Fiscal Quarter 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Three consecutive Fiscal                1998                      $112,000,000
Quarters ending with Third
Fiscal Quarter 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fourth Fiscal Quarter only              1998                      $ 38,000,000
--------------------------------------------------------------------------------
Two consecutive Fiscal                  1999                      $ 69,000,000
Quarters ending with the
First Fiscal Quarter 1999
--------------------------------------------------------------------------------
Three consecutive Fiscal                1999                      $107,000,000
Quarters ending with the
Second Fiscal Quarter 1999
--------------------------------------------------------------------------------
Third                                   1999                      $144,000,000
--------------------------------------------------------------------------------
Fourth                                  1999                      $155,000,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
First                                   2000                      $167,000,000
--------------------------------------------------------------------------------
Second                                  2000                      $178,000,000
--------------------------------------------------------------------------------
Third                                   2000                      $189,000,000
--------------------------------------------------------------------------------
Fourth                                  2000                      $190,000,000"
--------------------------------------------------------------------------------

     2. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders as follows:

               (a) It has the power and  authority to enter into this  Amendment and has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

               (b) As of the date hereof and after giving effect to the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

               (c) The Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" and "Designated Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes.

     3. NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

     4. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

     5. EFFECTIVE DATE. This Agreement shall become effective upon compliance with the conditions set forth immediately below:

               (i) No Event or Event of Default shall have occurred and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

               (ii) The Borrowers shall deliver to the Agent for the benefit of the Lenders an opinion of Borrowers' counsel in form and substance satisfactory to the Agent and its counsel (which opinion shall cover such matters as the Agent may reasonably request, including a statement that the Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" and "Designated Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes).

               (iii) The Borrowers  shall deliver to the Agent a certificate  of the Borrowers' Chief Executive, Vice Chairman-Finance or Chief Financial Officer with respect to Section (i) above and such other instruments and documents as the Agent shall reasonably request.

               (iv) The Agent shall have received an original counterpart of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders.

               (v) The Agent shall have received payment of the Amendment Fee, which shall be paid pro-rata to those Lenders which have executed this Agreement.

     6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

     7. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law (except as may be applicable under the UCC with respect to the Security Interest) shall be used to apply the laws of any other state or jurisdiction.